SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                January 25, 1999

               (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION

             (Exact name of Registrant as specified in its charter)



                   Delaware               0-28538            13-5630895

               (State or other          (Commission         (IRS Employer
                jurisdiction of          File Number)        Identification
                incorporation)                               Number)
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            1999 Broadway, Suite 4300, Denver, CO             80202

           (Address of principal executive offices)         (Zip Code)


                                (303) 296-5600

              (Registrant's telephone number, including area code)


                                 Not Applicable

             (Former name or address, if changed since last report)

Item 5:   Other Events

     On January 25, 1999 the Registrant issued the three press releases attached hereto as Exhibits 99.1, 99.2, and 99.3, each of which is incorporated herein by reference. The press releases relate to announcements by Registrant regarding
(a) Registrant's Fourth Quarter 1998 results and 1999 outlook, (b) Registrant's agreement with United Technologies Corporation and related companies, and (c) Registrant's agreement with Rolls-Royce plc, respectively.



Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits


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Item            Exhibit List
No.

99.1            Press release dated January 25, 1999
                issued by Registrant.

99.2            Press release dated January 25, 1999
                issued by Registrant.

99.3            Press release dated January 25, 1999
                issued by Registrant.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TITANIUM METALS CORPORATION
                              (Registrant)




                              By: /s/ Robert E. Musgraves
                                     Robert E. Musgraves
                                     Vice President, General Counsel
                                     and Secretary



Date: January 26, 1999


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